Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Buckeye Partners, L.P. (the “Partnership”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert B. Wallace, Chief Financial Officer of Buckeye GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.               The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)), as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

BUCKEYE GP LLC, as general partner of the Partnership

Date: February 27, 2006	ROBERT B. WALLACE
Robert B. Wallace
Chief Financial Officer